BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

BOND PORTFOLIO

SUPPLEMENT DATED SEPTEMBER 21, 2012 TO SUMMARY PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING UPCOMING REORGANIZATION

You previously received a Summary Prospectus supplement dated August 17, 2012 (the “Prior Supplement”) notifying you of the reorganization of the Bond Portfolio and the Intermediate Bond Portfolio, each a series of Northern Institutional Funds, (collectively, the “Acquired Funds”) into the Fixed Income Fund, a series of Northern Funds. The reorganization is expected to take effect on or about October 26, 2012 (the “Bond Portfolio Reorganization Date”) and October 29, 2012 (the “Intermediate Bond Portfolio Reorganization Date”) for the Bond Portfolio and the Intermediate Bond Portfolio, respectively. Shareholders may purchase, exchange and/or redeem shares of the Bond Portfolio up to the close of business (4:00 p.m. Eastern time) on the Bond Portfolio Reorganization Date. Shareholders of the Intermediate Bond Portfolio may purchase, exchange and/or redeem shares of the Intermediate Bond Portfolio up to the close of business (4:00 p.m. Eastern time) on the Intermediate Bond Portfolio Reorganization Date.

Except as modified by this supplement, the Prior Supplement remains in full force and effect.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT BOND (9/12)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS